                                    EXHIBIT A
                     Transactions in Shares of Common Stock
                               Within Past 60 Days

Transactions by Account No. 1
-----------------------------

             -------------------------------------------------------------------
                  Trade Type       Trade Date       Quantity      Price ($)
                  ----------       ----------       --------      ---------
             -------------------------------------------------------------------
                     SELL           06/29/99        14,435.0        18.50
             -------------------------------------------------------------------

Transactions by Account No. 2
-----------------------------

             -------------------------------------------------------------------
                  Trade Type       Trade Date       Quantity      Price ($)
                  ----------       ----------       --------      ---------
             -------------------------------------------------------------------
                     SELL           06/29/99        166,145.0       18.50
             -------------------------------------------------------------------

Transactions by Account No. 3
-----------------------------

             -------------------------------------------------------------------
                  Trade Type       Trade Date       Quantity      Price ($)
                  ----------       ----------       --------      ---------
             -------------------------------------------------------------------
                     SELL           06/29/99        163,060.0       18.50
             -------------------------------------------------------------------

Transactions by Account No. 4
-----------------------------

             -------------------------------------------------------------------
                  Trade Type       Trade Date       Quantity      Price ($)
                  ----------       ----------       --------      ---------
             -------------------------------------------------------------------
                     SELL           06/29/99        16,860.0       18.50
             -------------------------------------------------------------------



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